SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): July 5, 2000


                           AURIC METALS CORPORATION
             ----------------------------------------------------
            (Exact name of Registrant as specified in its Charter)



         NEVADA                      0-6334              87-0281240
--------------------------------    --------            -----------------
(State or other Jurisdiction of    (Commission          (I.R.S. Employer
Incorporation or Organization)       File No.)          Identification No.)


1475 Terminal Way, Suite E
Reno, Nevada                                                  89502
----------------------------------------                   -------------
(Address of Principal Executive Offices)                    (Zip Code)


     Registrant's Telephone Number including Area Code:  (770) 239-7447



                                Not Applicable.
        -------------------------------------------------------------
             Former name, former address and former fiscal year,
                        if changed since last report.

Item 4.    Changes in Registrant's Certifying Accountant

     In the beginning of July, 2000, the Registrant's current accountants, Andersen, Andersen & Strong, L.C. ("AAS"), notified the Registrant that it would be unable to audit the Registrant's financial statements for the year ended March 31, 2000. The Registrant has engaged Richard A. Eisner & Company, LLP ("Eisner"), as Registrant's auditor for the year ending March 31, 2000. The firm of AAS, served as the Company's auditors for the fiscal year ended March 31, 1999. AAS has indicated that they are unable to complete the audit for the year because one of the two partners of the firm, who would be the concurring partner, has taken a leave of absence from the firm for health reasons, and will not return for a lengthy period. Prior to the engagement of Eisner, neither the Registrant, nor anyone on its behalf, has not consulted with Eisner on any financial issue.

     During the years ended March 31, 1999 and 1998, and up to and including the present, there have been no disagreements between the Company and AAS on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures. Furthermore, AAS's report on the financial statements for the years ended March 31, 1999 and 1998, did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles. AAS's report on the financial statements of the Company for the fiscal year ended March 31, 1999 and 1998, indicated that the Company was able to continue as a going concern.

     The Company intends to have the appointment of Eisner ratified at the next meeting of the Registrant's shareholders.

     Attached hereto is the letter from AAS, as required by Item 304(a)(3) of Regulation S-K.

                                  SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the Registrant has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   REGISTRANT:

                                   AURIC METALS CORPORATION


Date: July 14, 2000                By:    /s/ Marc J. Schwartz
                                      -----------------------------------
                                             Marc J. Schwartz, President

ANDERSON, ANDERSON & STRONG, L.C.
CERTIFIED PUBLIC ACCOUNTANTS AND BUSINESS CONSULTANTS
941 East 3300 South, Suite 202
Salt Lake City, UT 84106
Telephone: 801-486-0096
Fax: 801-486-0098
E-mail: KAndersen@msn.comAndersen, Andersen & Strong, L.C.



                                July 14, 2000


Securities and Exchange Commission
450 Fifth Street, NW
Washington, DC 20549

     Re:  Auric Metals Corporation
          Commission File No. 0-6334

Ladies and Gentlemen:

     We have previously served as the independent accountants for Auric Metals Corporation, and have recently notified the Company that we are unable to audit the Company's financial statements for the year ended March 31, 2000.

     We have read the Company's statements in Item 4 of its current Report on Form 8-K, dated July 14, 2000, and we agree with the disclosure made therein.

                                   Sincerely,

                                   ANDERSEN, ANDERSEN & STRONG, LC

                                    /s/ Gerald K. Strong

                                   Gerald K. Strong, CPA